UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 22, 2008 (October 21, 2008)
Ennis, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Texas	1-5807	75-0256410

(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

2441 Presidential Pkwy
Midlothian, Texas	76065

(Address of Principal	(Zip Code)
Executive Offices)
Registrant’s Telephone Number, Including Area Code: (972) 775-9801
N/A
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.
On October 21, 2008, Ennis, Inc. (the “Company”) issued a press release announcing that its Board of Directors had authorized the Company to use $5,000,000 to repurchase shares of the Company’s common stock. Under the board-approved repurchase program, share purchases may be made from time to time in the open market or through privately negotiated transactions depending on market conditions, share price, trading volume and other factors, and such purchases, if any, will be made in accordance with applicable insider trading and other securities laws and regulations. These repurchases may be commenced or suspended at any time or from time to time without prior notice. A copy of the press release dated October 21, 2008, is attached and filed herewith as Exhibit 99.1.
ITEM 9.01. Financial Statements and Exhibits
   (d) Exhibits.

Exhibit No.	Description
99.1	Ennis, Inc. press release dated October 21, 2008 announcing its board-approved repurchase program.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ennis, Inc.
Date: October 22, 2008	By:	/s/ Richard L. Travis, Jr.
Richard L. Travis, Jr.
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Ennis, Inc. press release dated October 21, 2008 announcing its board-approved repurchase program.